Supplement, dated April 12, 2005, to the Prospectuses dated May 3, 2004, of
                  Seligman High-Yield Bond Series (the "Fund"), a series of Seligman High Income Fund Series

Effective April 12, 2005, the following supersedes and replaces the information set forth on page 6 of the Fund's Prospectuses under the caption "Management - Portfolio Management":

Paul Langlois, a Senior Vice President of Seligman is currently responsible for the day-to-day portfolio management of the Fund. Effective April 28, 2005, Mr.
J. Eric Misenheimer will join Seligman as a Senior Vice President and the Head of the High-Yield Team, and be responsible for day-to-day portfolio management of the Fund.

Mr. Langlois joined Seligman in March of 2002. Previously, Mr. Langlois was an Analyst with Triton Partners since October 2000. Prior to then, he held analyst positions with Delaware Management from 1997 to 2000.

Until recently, Mr. Misenheimer was Senior Vice President, Director of Taxable High Yield Fixed Income Investing for Northern Trust Global Investments and was, since July 1999, the management team leader for the Northern High Yield Fixed Income Fund.

When he joins Seligman, Mr. Misenheimer will also be responsible for the day-to-day management of the High-Yield Bond Portfolio, a portfolio of Seligman Portfolios, Inc.